                                                                   EXHIBIT 10.12

                        MARTINVALE DEVELOPMENT COMPANY

                       INDUSTRIAL NET LEASE - MULTI-TENANT

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions")
 1.1 Parties: This Lease, dated for reference purposes only, February 1, 1999, is made by and between Martinvale Development Company (herein called "Lessor") and Universal Systems, a wholly owned subsidiary of Trio-Tech International, a corporation (herein called "Leasee").
 1.2 Premises: Consisting of approximately 15,000 square feet, more or less, as defined in paragraph 2 and as shown as Exhibit 'A' hereto (the "Premises").
 1.3 Building: Commonly described as being located at 6951 Via Del Oro in the City of San Jose, County of Santa Clara, State of California, as more particularly described in Exhibit 'A; hereto, and as defined in paragraph 2.
 1.4 Use: General office, engineering, manufacturing and related legal uses, subject to paragraph 6.
 1.5 Term: Five years commencing on February 1, 1999 ("Commencement Date") and ending January 31, 2004 as defined in paragraph 3.
 1.6 Base Rent: Base Rent shall be payable on the first day of each month, in accordance with paragraph 4.1 herein, as follows:
         -Months 1-24  (2/1/99 to 1/31/01)        $15,450.00 NNN
         -Months 25-36 (2/1/01 to 1/31/02)        $15,914.00 NNN
         -Months 37-48 (2/1/02 to 1/31/03)        $16,391.00 NNN
         -Months 49-60 (2/1/03 to 1/31/04)        $16,885.00 NNN

 1.7     Base Rent Increase: Per paragraph 1.6 above.
 1.8     Rent Paid Upon Execution: $15,450.00 for first month rent for the term.
 1.9     Security Deposit: $16,885.00 in accordance with paragraph 5 herein.
 1.10    Lessee's Share of Operating Expenses: 50% as defined in paragraph 4.2.

2. PREMISES, PARKING AND COMMON AREAS:
 2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the Industrial Center. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.
 2.2 Vehicle Parking: Lessee shall be entitled to a reasonable number of vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".
 2.2(a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.
 2.2(b) If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.
 2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessee's of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including, but not limited to common entrances, lobbies, corridors, stairways and stairwells public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.
 2.4 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.
 2.5 Common Areas-Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.
 2.6 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:
         (a)(i) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways: (ii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (iv) To add additional buildings and improvements

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
to the Common Areas; (v) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (vi) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.
       2.6(b)    Lessor shall at all times provide the parking facilities
required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.
2.7 Lessor agrees that it use its best efforts to maintain the common areas and in the event other tenants of said areas act unreasonably in their use of their premises or cause nuisance, lessor shall promptly use every effort to enforce lessor's rights under their lease so that they will desist from these actions.
3.   TERM.
  3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.
  3.2 Delay In Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.(b), Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option by notice in writing to Lessor, within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder, provided however that as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any effects due Lessor for Non-Standard improvements); and provided further that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lessee hereunder shall terminate and be of no further force and effect.
  3.2(a) Possession Tendered - Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in
(1), (2) and (3), above of this paragraph 3.2(a).
  3.2(b) Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.
  3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.
  3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2(a).) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

  4.  RENT

  4.1 Base Rent. Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.6 of the Basic Lease provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.
  4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calender year of the term of this Lease, in accordance with the following provisions:
          (a) "Lessee's Share" is defined, for purposes of this Lease, at the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage Lessor and Lessee agree is reasonable and shall not be subject to revision.
          (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion for the operation, repair, maintenance, or replacement in neat, clean, good order and condition, of the following:

          (1) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common Area lighting facilities and fences and gates;
          (2)  Trash disposal services;
          (3)  Tenant directories;
          (4) Fire detection systems including sprinkler system maintenance and repair;
          (5)  Security services;
          (6) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."
          (7)  The cost of water, gas and electricity to service the Common
Areas.
          (8) Operating Expenses shall also include an amount necessary to amortize the cost of improvements installed to reduce Operating Expenses;
          (9)  Liability insurance (pursuant to paragraph 8.4).
          (c) The inclusion of the Improvements, facilities and services set forth in paragraph 4.2(b) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.
          (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating


                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------

Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

          (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(8). In which case their cost shall be included as above provided.

 5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charges in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. Lessee understands and agrees that the Security Deposit is not prepaid rent and, specifically, that such Security Deposit may not be applied by Lessee as rent for the last month of the term of this Lease Agreement.

 6. USE.
 6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.
 6.2  Compliance With Law.
          (a) Lessor warrants to Lessee that the Premises, in the state existing on the date, that the Lease term commences, but without regard to alterations or improvements made by Lessor or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record in effect on such Lease term Commencement Date, in the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six (6) months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.
          (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Area in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.
 6.3  Condition of Premises.
          (a) Lessee shall accept the Premises in the "AS-IS" condition on the Lease Commencement Date except that Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition on the Commencement Date.
          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Industrial Center in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas or Industrial Center for the conduct of Lessee's business.
 6.4 Waste; nuisance. Lessee shall not use the premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, unreasonable noise, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the premises) to other tenants in the building or occupants of adjacent properties. Lessee shall not use the premises for sleeping, washing clothes, cooking, or the preparation, manufacturing or mixing of anything that might emit any odor or objectionable noises or lights into the building or onto adjacent properties.

 7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.
 7.1 Lessor's Obligations. Subject to the provisions of paragraph 4.2 (Operating Expenses, 6 (Use), 7.2 (Lessee's Obligations) and 8 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good condition and repair the foundations, exterior walls and roof of the Premises. Lessor, at Lessee's expense pursuant to paragraph 4.2, shall keep in good condition and repair the parking lots, walkways, driveways, landscaping, fences, signs and utility installation of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph
7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in affect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout,

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
or other labor disturbances or disputes of any character, or by any cause beyond the reasonable control of Lessor.
7.2  Lessee's Obligations.
     (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.
     (b)  If Lessee fails to perform Lessee's obligations under this paragraph
7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent Installment.
     (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the premises occasioned otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition unless such equipment or systems or parts thereof are required to be removed at lessor's election. Specifically, it is expressly understood and agreed that the "clean room" installed prior to the commencement of this lease shall, at Lessor's election, be either (1) removed (with any damage occasioned thereby being repaired); or (2) remain part of the premises upon expiration of this lease.
7.3  Alterations and Additions.
(a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alterations to the exterior of these premises nor to the exterior of the Building or the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.
     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition to Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.
     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialman's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten(10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the premises, and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.
     (d) Lessee shall give Lessor not less than (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises of the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.
     (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed by Lessee subject to the provisions of paragraph 7.2.
     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.
7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Industrial Center for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.
  8.  INSURANCE; INDEMNITY.
  8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $2,000,000 per occurrence and shall name Lessor as an Additional Insured. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.
  8.2 Liability Insurance-Lessor. Lessor shall, at lessee's expense pursuant to paragraph 4.2 (b), obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000 per occurrence.
  8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center Improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the Insurance Industry) plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.
  8.4   Payment of Premium
        (a) Lessee shall be responsible for paying Lessee's Share (as defined in paragraph 4.2 (a)) of any property insurance premium for the Industrial Center.
        (b) Lessee, however, shall pay the entirety of any property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.
        (c) Lessee shall pay Lessee's Share (as defined in paragraph 4.2 (a)) of such premium to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium shall be prorated on an annual basis.
  8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.
  8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relive the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.
  8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.
  8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects or pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the premises or upon other portions of the Industrial Center, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Industrial Center, or the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the Industrial Center nor from the failure of Lessor to enforce the provisions of any other lease or any other lessee of the Industrial Center.
  8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.
  9.  DAMAGE OR DESTRUCTION.
  9.1   Definitions.
        (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------

               (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less that fifty percent (50%) of the then Replacement Cost of the Building.
               (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.
               (d) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center Site.
               (e) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Industrial Center Buildings.
               (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.
               (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Lessee's, other than those installed by Lessor at Lessee's expense.
          9.2  Premises Damage; Premises Building Partial Damage.
               (a) Insured Loss; Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.
               (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which fall within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.
          9.3  Premises Building total Destruction; Industrial Center Total
Destruction: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of either (i) Premises Building Total Destruction, or (ii) Industrial Center Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its conditions existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.
          9.4  Damage Near End of Term.
               (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.
               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.
          9.5  Abatement of Rent; Lessee's Remedies.
               (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.
               (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.
               (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.
          9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessor so much of Lessee's security deposit as has not theretofore been applied by Lessor.
          9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.
          10.  REAL PROPERTY TAXES.
          10.1 Payment of Real Property Tax. Lessee shall pay in addition to rent, Lessee's Share (as defined in paragraph 4.2 (a)), of the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
amount of such real property taxes and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for real property taxes for the last partial lease year shall be prorated on an annual basis.
          10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessee's or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.
          10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statues for property tax purposes, of the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such changes of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.
          10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.
                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.
                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor or all charges jointly metered with other premises in the building.

          12. ASSIGNMENT AND SUBLETTING.
          12.1    Lessor's Consent Required.
          Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1 "Transfer within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.
          12.2    Lessee Affiliate. Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee's Affiliate", provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.
          12.3    Terms and Conditions Applicable to Assignment and Subletting.
                  (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform all other obligations to be performed by Lessee hereunder.
                  (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.
                  (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.
                  (d) Lessee's obligations under this Lease have been guaranteed by third parties, than an assignment or sublease, and Lessor,s consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provisions of this paragraph 13.1(a) is contrary to any applicable law, such provision shall be of not force or effect.
                  (e) The consent by Lessor to ny assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessor or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
the obligations of the Lessee or sublessee under this Lease or such sublease.
          (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other personal or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.
          (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee not shall such consent be deemed a waiver of any the existing default, except as may be otherwise stated by Lessor at the time.
          (h) The discovery of the fact that any financial statement replied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.
   12.4 Additional terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor not by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such subleases, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.
          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.
          (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.
          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
          (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.
   12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do than Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects',engineers' or other consultants' fees.
   12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Industrial Center and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.
   12.7   Additional Terms and Conditions Applicable to Assignment and
Subletting: It is the intent of the parties hereto that this Lease shall confer upon Lessee only the right to use and occupy the Premises and to exercise such other rights as are conferred upon Lessee by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Lessee may profit by a future transfer of this Lease of the right to use or occupy the Premises as a result of any favorable terms contained herein or any future changes in the market for lease space. It is the intent of the parties that any such bonus value that may attach to this lease shall be and remain the exclusive property of the Lessor. In order to carry out this intent, in the event Lessee seeks to Transfer its interest in this Lease of the Premises, Lessor shall have the following options which may be exercised at its sole choice without limited Lessor in the exercise of any other right or remedy at law or equity or under this Lease which Lessor may have by reason of such Transfer.
          (a) Lessor may terminate this Lease and release Lessee from any further liability hereunder by sending Lessee written notice of such termination within forty-five (45) days after notice of intent to Transfer is deemed given by Lessee, provided, however, that Lessee may withdraw its notice of intent by written notice to Lessor at any time within ten (10) days after receipt by Lessee of Lessor's notice of termination, in which event this Lease shall continue in full force and effect. If Lessor elects to terminate this Lease and if Lessee does not withdraw its notice of intent, Lessee shall surrender the Premises, pursuant to the terms of this Lease, within sixty (60) days after notice of intent to transfer is deemed given by Lessee and on such date as designated by Lessor.
          (b) Lessor may, within forty-five (45) days after notice of intent to Transfer is deemed given by Lessor, acquire the interest in this Lease and the Premises that Lessee proposed to Transfer, on the same terms and conditions as the proposed Transfer.
          (c) Lessor may consent to the proposed Transfer, provided that as a condition to such consent, Lessor shall have the right to require that any and all rent paid by the Transference, including but not limited to any rent in excess of the rentals to be paid under this Lease, shall be paid directly to Lessor at the time and place specified in this Lease. For the purposes of this paragraph, the term "rent" shall include any consideration of any kind received, or to be received by Lessee from Transferee, if such sums are related to Lessee's interest in this Lease or in the Premises.

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
including but not limited to, expense reimbursements or advances, the value of services performed, key money, bonus money, and payments for Lessee's personal property in excess of the book value thereof. The term "personal property" as used in this subsequent shall include, without limitation, assets, fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Lessee.
          12.8 Uncured Defaults. Lessor may, as a condition to its consent to any proposed Transfer, require that either Lessee or the proposed Transferee cure, on or before the proposed effective date of such transfer, any and all uncured defaults hereunder, provided, however, in no event shall Lessor's failure to condition its consent, and such condition is not satisfied by the effective date of the Transfer, the Transfer shall be voidable at Lessor's option.
          13.    DEFAULTS; REMEDIES.
          13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:
                 (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.
                 (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 8 (insurance) 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(c) (insolvency), 13.1(f) (false statement), 18(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (casements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.
                 (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.
                 (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) or (c), above, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than three (3) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said three (3) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.
                 (e) (i) The making by Lessee of any general arrangement or general assignment or the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. & 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(a) is contrary to any applicable law, such provision shall be of not force or affect.
                 (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.
          13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:
                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceed the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.
                 (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.
                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.
          13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligation required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.
          13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.
          13.5 Returned Check Charges. Lessee hereby acknowledges and agreed that a service charge of

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------

$50.00 will be assessed and charged to Lessee for each check which is returned because of insufficient funds.
          14. CONDEMNATION.
     If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein call "condemnation"), this Lease shall terminate as to the part so taken as of the date of the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Industrial Center are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduce in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises, Common Areas taken shall be excluded from the Common Area usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Industrial Center under the power of eminent domain or any diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.
          15. BROKER'S FEES. Lessor and Lessee represent and warrant that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, find or other similar party by reason of any dealings or actions of the indemnifying party.
16. ESTOPPEL CERTIFICATE.
          (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by and prospective purchaser or encumbrancer of the Industrial Center or of the business of Lessee.
          (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are not uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.
          (c) If Lessor desires to finance, refinance, or sell the Industrial Center, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Leases.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this lease.
21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.
22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that the Lessor or any employee

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
or agents of the Lessor has not made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Industrial Center and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in affect during the term of this Lease.

21.1 Credits to Lessee's Account. Lessor shall promptly credit Lessee's account for all payments received from Lessee. Such payments shall be first credited to those sums due under this Lease Agreement, including but not limited to, base rent, operating expenses, late charges, attorney's fees, returned check fees, which were incurred earliest in time (oldest chargeable items). Nothing in this paragraph (including Lessor's acceptance of a partial payment on account balance) shall be construed nor constitute a waiver by Lessor of any provision hereof or of any subsequent breach by Lessee of the same or any other provision.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possessing of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a `short form' memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy as defined by Section 1945 of the California Civil Code with all of the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of nor further effect during said tenancy.

27. LESSEE'S DATE OF VACATING; NOTICE. Lessee agrees to given written notice to Lessor of the date Lessee will actually physically vacate the Premises. Such written notice shall be given to Lessor at least thirty (30) days prior to expiration of the term of this Lease Agreement.

28. CUMULATIVE DAMAGES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and condition.

30. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representative, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

31.  SUBORDINATION.

          (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall given written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee and Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 31(b).

32.  ATTORNEYS' FEES.

          32.1 If either party bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his resonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

          32.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

          32.3 Lessee shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the


                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------
preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.
     32.4 Jury Trial Waiver. Lessor and Lessee hereby waive their respective right to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Lessor against Lessee or Lessee against Lessor on any matter whatsoever arising out of, or in any way connected with, this lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect.

33. LESSOR'S ACCESS.
     33.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessee's, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or the Industrial Center as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes, and conduits through the Premises and/or other premises as long as there is no material adverse affect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.
     33.2 All activities of Lessor pursuant to this paragraph shall be without abatement or rent, nor shall Lessor have any liability to Lessee for the same.
     33.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of an emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

34. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, an auction upon the premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

35. SIGNS. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

36. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

37. CONSENTS. Except for paragraphs 34 (auctions) and 35 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

38. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.
39. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

40. OPTIONS. It is understood and agreed that Lessor has not granted any options to extend the term of this Lease.

41.  SECURITY MEASURES -LESSOR'S RESERVATIONS.
41.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing therein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).
41.2 Lessor shall have the following rights:
          (a) To change the name, address or title of the Industrial Center or building in which the Premises are located upon not less than 90 days prior written notice:
          (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;
          (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;
          (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Industrial Center or on pole signs in the Common Areas;
41.3 Lessee shall not;
          (a) Use a representation (photographic or otherwise) of the Building or the Industrial Center or their name(s) in connection with Lessee's business;
          (b) Suffer or permit anyone, except in emergency, to go upon the roof of the building.

42.  EASEMENTS
     42.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary to desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lesses.
Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------

42.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.
43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.
44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.
45. HAZARDOUS SUBSTANCES.
    45.1 Reportable Uses Require Consent.
         (a) The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleums, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all applicable laws, covenants, or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements"). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Use as specified in paragraph 1.4 as long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.
          (b) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.
          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any hazardous Substance brought onto the Premises during the term of this lease, by or for Lessee, or any third party.
          (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.
          (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost remediation, which existed as a result of Hazardous Substances on the Premises prior to the Commencement Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.
          (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Commencement Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) (below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.
          (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to lessor's rights under paragraph 51(Defendant) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve

                                                                        Initials

                                                                          J.D.
                                                                        --------
                                                                          A.B.
                                                                        --------
                                                                         T.D.P.
                                                                        --------

(12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the monthly Base Rent or $100,000, whichever is greater. Lessee shall provide lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     45.2 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Commencement Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

 46. INSURANCE CERTIFICATE. Prior to Lessor giving Lessee possession to these premises, Lessee shall provide Lessor with an Insurance certificate naming Lessor as an Additional insured as outlined in paragraph 8 herein. Failure to do so shall delay Lessee's possession of these premises, however shall not delay commencement of the terms herein, including but not limited to the payment of rent. Further, should Lessor grant Lessee access to these premises prior to commencement herein, for whatever reason, then Lessee shall be liable to provide said insurance certificate for said early occupancy in accordance with the terms of paragraph 8.

          LESSEE AND LESSOR HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PARTIES

          IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY SERVICE PERFORMANCE CORPORATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVISE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

          IN THE EVENT OF EMERGENCY AFTER NORMAL BUSINESS HOURS, LESSOR SHOULD CONTACT ONE OF THE THREE INDIVIDUALS LISTED BELOW INCLUDING THEIR AFTER HOURS TELEPHONE NUMBER:


          1.    Name  Tony DiPiero            Telephone ( )  408 867-0515
                    --------------------                   -------------------

          2.    Name____________________      Telephone ( )___________________


          3.    Name____________________      Telephone ( )___________________

          LESSOR:  MARTINVALE DEVELOPMENT     LESSEE: UNIVERSAL SYSTEMS, a
                   COMPANY                    wholly owned subsidiary of
                                              Trio-Tech International

          By: /s/ John DeMartini              By: /s/  Tony DiPiero
             ---------------------------        ------------------------------
             John DeMartini, Partner

                                              Print Signature TONY DIPIERO
                                                             -----------------

                                              Print title   ITS PRESIDENT
          By:/s/ Aido Bertolotti,                         --------------------
             ---------------------------
             Aido Bertolotti, Partner         Executed at: Universal Systems
                                                           -------------------

                                              On:  1-20-99
                                                 -----------------------------

                                              Address: 1190 Dell Avenue
                                                       -----------------------
                                                       Campbell, CA 95008


                                                                     Initials

                                                                       J.D
                                                                     --------
                                                                       A.B,
                                                                     --------